EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement No. 33-67880, 33-87196, 33-94888, 333-60617, and 333-42466 of The First Years Inc.
on Form S-8 of our report dated March 5, 2004, appearing in this Annual Report on Form 10-K of the Company for the year ended December 31, 2003.


/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 5, 2004